SELIGMAN
                                --------------
                                  COMMON STOCK
                                    FUND, INC.


                                    [GRAPHIC]


                                  ANNUAL REPORT
                                DECEMBER 31, 1998

                                     ------

                                Seeking Favorable
                               Current Income and
                                Long-Term Growth
                                 of Both Income
                                   and Capital
                                Without Exposing
                                   Capital to
                                   Undue Risk


                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today's investors seek their long-term financial goals.


[PHOTOGRAPH]
James, Jesse, and Joseph Seligman, 1870


TIMES CHANGE...

Established in 1864, Seligman's history of providing financial services has been marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 134 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including funds that focus on technology stocks, municipal bonds, and international securities.


 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.


--------------------------------------------------------------------------------

TABLE OF CONTENTS

To the Shareholders ..................................   1
Interview With Your Portfolio Managers ...............   2
Performance Overview .................................   4
Portfolio Overview ...................................   6
Portfolio of Investments .............................   8
Statement of Assets and Liabilities ..................  11
Statement of Operations ..............................  12
Statements of Changes in Net Assets ..................  13

Notes to Financial Statements ........................  14
Financial Highlights .................................  17
Report of Independent Auditors .......................  19
Federal Tax Status of 1998 Dividend and
  Gain Distributions for Taxable Accounts ............  20
Board of Directors ...................................  21
Executive Officers and For More Information ..........  22
Glossary of Financial Terms ..........................  23

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS

Seligman Common Stock Fund had a solid year in 1998, posting a total return of 17.40% based on the net asset value of Class A shares. This return outpaced the 15.32% total return of the Fund's peers, as measured by the Lipper Growth & Income Funds Average. The Fund's return lagged the 28.58% total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500). A discussion with your Portfolio Managers regarding the Fund's results begins on page 2.

The past year was one of continued growth in the US economy, with real domestic growth of 3.9%, marking the eighth year of economic expansion. The US large-cap sector of the equity markets responded with another year of strong performance. 1998 marked the first time in history that the S&P 500 registered more than 20% gains four years in a row. But, despite the strong year-end numbers, 1998 was the most volatile year for the markets since 1987.

Once again in 1998, exceptional performance from an extremely narrow list of stocks masked the true investment results in the broad market. Within the S&P 500, the successes of a few stocks blurred the total picture. In fact, 197 stocks within the S&P 500, representing 39% of the Index, actually lost market value during the last 12 months. Investment results between asset classes were also more widely dispersed than usual.

The market's volatility can be attributed to a number of factors -- some domestic, many international. The international economic background in 1998 was one of steadily deteriorating conditions as the financial crisis, originally limited to a few Asian countries, spread throughout other regions. Currency instability and rising global recession/deflation fears exacerbated market volatility. Anxiety increased following the Russian debt default and the near-collapse of Long-Term Capital Management LP, a large hedge fund plagued by a series of bad currency investments. By late August, a stock market correction threatened to turn into a more significant decline, as the Dow Jones Industrial Average fell more than 850 points in two days, wiping out all of the year's gains.

During the second half of the year, the Federal Reserve Board cut the federal-funds rate three times. These actions confirmed the Fed's resolve to protect the US economy from the global financial crisis and markets responded favorably throughout November and December.

Subdued inflation, low interest rates, improving prospects in Asia, and a Federal Reserve leading the fight against global recession are all positive for the US markets in 1999. We expect a challenging environment confronted with economic uncertainties and continued high volatility. Pressure on corporate profits is likely to continue as the US enters a period of slower growth. Valuations on some of the largest stocks seem excessive, and any broadening of the market in 1999 may negatively affect their share prices. In addition, low commodity prices are impacting much of the world, making it harder for US multinationals to export. Nonetheless, we see moderately positive returns for the year in line with our lower growth projections.

Seligman continues to work to ensure that all of its operations are prepared for the challenges posed by the Year 2000 (Y2K) computer problem. We are confident that there will be no disruption in the investment and shareholder services provided by your Fund as a result of Y2K. In addition, your portfolio management team considers the potential ramifications of Y2K when making decisions on which securities should be held by the Fund.

Thank you for your continued support of Seligman Common Stock Fund in 1998. we look forward to serving your investment needs in 1999.

By order of the Board of Directors,



/s/ William Morris
William C. Morris
Chairman
                                 /s/Brian T. Zino
                                 Brian T. Zino
                                 President

January 29, 1999

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
CHARLES C. SMITH, JR. AND RODNEY COLLINS


Q.   How did Seligman Common Stock Fund perform in the last 12 months?

A. For the 12 months ended December 31, 1998, Seligman Common Stock Fund posted a total return of 17.40% based on the net asset value of Class A shares. The Lipper Growth & Income Funds Average, which measures the results of mutual funds with similar investment objectives, had a total return of 15.32% through December 31, 1998. The Standard & Poor's 500 Composite Stock Price Index (S&P 500) had a total return of 28.58% for 1998.

Q. Which economic and market factors affected the Fund's investment results in 1998?

A. In 1998, the US economy expanded for the eighth year in a row. Low inflation, continued corporate earnings growth, and a benign interest rate environment all helped propel the major US markets higher. The year was one of tremendous investor demand for US common stocks. Much of this demand was caused by the continuing "flight to quality," as investors tried to insulate themselves from troubles in Asia and Latin America by investing in the largest, most liquid companies in the US. This trend, while positive for the biggest stocks in the US, caused a narrowing of the market that left many stocks behind. In fact, 50 stocks in the S&P 500 accounted for about 94% of the performance of the entire Index.

     Seligman Common Stock Fund benefited from the strong demand for US large-cap stocks. But market performance in 1998 was far from a straight line that moved continually higher. In the third quarter of the year, the market weakened significantly. Your Fund did well during this downturn because of our strategy of emphasizing companies with attractive dividend yields relative to the market and attractive valuations relative to their industries.

Q.   What is your investment strategy?

A. In an effort to reduce overall volatility, we have repositioned the Fund's portfolio to emphasize companies with greater earnings stability. While still diversified among industry groups and individual holdings, the portfolio has been pared down to focus on companies with dividend yields equal to, or greater than, the S&P 500. Valuations of the companies we invest in must be at the lower end of their industry group. Our investment approach led us to be underweight in many of the excessively valued large-capitalization stocks that were hit the hardest by last summer's market downturn. This allowed Seligman Common Stock Fund to outpace the market and many of its peers in that difficult environment.

     Our investment strategy continued to offer a significant yield advantage and less investment risk than offered by our average competitor. In fact, 1998

--------------------------------------------------------------------------------

A TEAM APPROACH

Seligman Common Stock Fund is managed by the Seligman Growth and Income Team, headed by Charles C. Smith, Jr. Mr. Smith and Rodney Collins are assisted in the management of the Fund by seasoned research professionals who are responsible for identifying companies in specific industry groups that offer the greatest total return potential, consistent with the Fund's objective.

--------------------------------------------------------------------------------


[PHOTOGRAPH]
Growth and Income Team: (standing, from left) Amy Fujii, John Roth, Melanie Ravenell (Administrative Assistant), (seated) Charles Smith (Portfolio Manager), Rodney Collins (Co-Portfolio Manager)

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
CHARLES C. SMITH, JR. AND RODNEY COLLINS


     marked the 55th consecutive year that Seligman Common Stock Fund was able to increase its dividend income for shareholders who invested their capital gains in additional shares. It is the only mutual fund in the nation that can boast such a record. In uncertain markets, dividends can significantly reduce volatility.

Q. How was the portfolio constructed, and how did that affect investment results ?

A. In 1998, we significantly reduced the Fund's international holdings. With continued problems in the global economy, we felt that the US market offered greater return potential. The international stocks we still hold in the portfolio are large, liquid companies, which we believe have attractive fundamentals. Sectors that produced strong returns for the Fund included health care, telecommunications, and capital goods. The weakest area of the portfolio was cyclical stocks. While we generally underweighted these issues, they did negatively impact results.

     The most significant factor that held performance down was our underweighting in technology stocks. Successful technology companies usually need to reinvest any earnings to finance research and development and future growth plans. This means that they rarely distribute dividends. Since one of Seligman Common Stock Fund's primary investment strategies is to invest in companies with dividends comparable to, if not higher than, the overall market, we did not own most of the fastest-growing technology stocks. Our lack of significant technology exposure (it makes up about 10% of the portfolio) helped the Fund during the market sell-off that started in late July, but it hampered overall performance as these same technology companies rallied strongly in the fourth quarter.

Q.   What is your outlook?

A. We continue to believe that the US economy offers an attractive environment for investing in common stocks. At the same time, we remain cautious, as the valuations of many of the larger stocks seem to already reflect a positive economic outlook. As a result, we continue to temper our positions in some of the larger-capitalization stocks -- the top 20 names in the S&P
     500. We feel that the high valuations accorded to many of these stocks have been driven by liquidity concerns, not fundamentals. Therefore, we are focusing on identifying companies whose valuations more fully reflect their future prospects, and where there is a catalyst for earnings acceleration going forward. Any broadening of the market should benefit these companies in the next year and beyond.

     We believe that difficulties in world markets are likely to continue to have an impact on US stocks in 1999, and that volatility, which was an ever-present market factor last year, will not subside quickly. In such an environment, Seligman Common Stock Fund will continue to adhere to its disciplined investment strategy based on fundamental analysis.

PERFORMANCE OVERVIEW

     This chart compares a $10,000 hypothetical investment made in Seligman Common Stock Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, for the 10-year period ended December 31, 1998, to a $10,000 investment made in the Lipper Growth &Income Funds Average (Lipper Growth &Income Average) and the Standard &Poor's 500 Composite Stock Price Index (S&P 500) for the same period. The performances of Seligman Common Stock Fund Class B and Class D shares are not shown in this chart but are included in the table on page 5. It is important to keep in mind that the Lipper Growth &Income Average and the S&P500 exclude the effect of fees and/or sales charges.


  [THE FOLLOWING TABLE WAS PRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]


                       Seligman Common Stock Fund Class A

                                            LIPPER
                 WITH          WITHOUT      GROWTH &
                 SALES         SALES        INCOME         S&P
                 CHARGE        CHARGE       AVERAGE        500
                 ------        ------       ------       ------
  12/31/88        9,528        10,000       10,000       10,000
   3/31/89       10,077        10,577       10,644       10,709
   6/30/89       10,662        11,191       11,396       11,655
   9/30/89       11,710        12,290       12,387       12,903
  12/31/89       12,079        12,677       12,382       13,169
   3/31/90       11,961        12,554       12,074       12,772
   6/30/90       12,707        13,337       12,291       13,576
   9/30/90       10,491        11,011       11,013       11,710
  12/31/90       11,609        12,184       11,825       12,760
   3/31/91       13,515        14,184       13,511       14,614
   6/30/91       13,238        13,894       13,485       14,580
   9/30/91       14,261        14,968       14,238       15,360
  12/31/91       15,084        15,831       15,254       16,647
   3/31/92       15,336        16,096       15,271       16,226
   6/30/92       15,434        16,199       15,317       16,534
   9/30/92       15,861        16,647       15,692       17,055
  12/31/92       16,722        17,551       16,639       17,913
   3/31/93       17,533        18,402       17,426       18,696
   6/30/93       17,955        18,845       17,587       18,787
   9/30/93       18,406        19,319       18,207       19,272
  12/31/93       19,206        20,158       18,641       19,719
   3/31/94       18,304        19,211       18,064       18,972
   6/30/94       18,401        19,313       18,006       19,051
   9/30/94       19,124        20,072       18,768       19,983
  12/31/94       18,843        19,777       18,485       19,979
   3/31/95       20,446        21,460       19,990       21,925
   6/30/95       21,933        23,020       21,593       24,019
   9/30/95       23,319        24,475       23,178       25,928
  12/31/95       24,151        25,348       24,309       27,489
   3/31/96       25,376        26,634       25,730       28,965
   6/30/96       26,274        27,576       26,619       30,266
   9/30/96       26,486        27,798       27,408       31,201
  12/31/96       27,880        29,261       29,502       33,803
   3/31/97       28,306        29,709       29,844       34,709
   6/30/97       32,671        34,290       34,142       40,770
   9/30/97       34,893        36,622       37,193       43,823
  12/31/97       34,453        36,160       37,482       45,082
   3/31/98       38,433        40,338       41,854       51,371
   6/30/98       38,317        40,216       41,947       53,066
   9/30/98       35,343        37,094       36,706       47,786
  12/31/98       40,445        42,450       43,224       57,964


     The performances of Class B and D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PERFORMANCE OVERVIEW


Investment Results Per Share

TOTAL RETURNS
For Period Ended December 31, 1998

                                                                                      AVERAGE ANNUAL
                                                              ---------------------------------------------------------------
                                                                                                       CLASS B       CLASS D
                                                                                                        SINCE         SINCE
                                                 SIX            ONE          FIVE           10        INCEPTION     INCEPTION
                                               MONTHS*         YEAR          YEARS         YEARS       4/22/96       5/3/93
                                               -------        -----         ------        ------      ---------     ---------
Class A**
With Sales Charge                                0.52%        11.84%        14.94%        15.00%          n/a           n/a
Without Sales Charge                             5.56         17.40         16.06         15.55           n/a           n/a

Class B**
With CDSC+                                       0.34         11.53           n/a           n/a         17.09%          n/a
Without CDSC                                     5.15         16.48           n/a           n/a         17.94           n/a

Class D**
With 1% CDSC                                     4.25         15.56           n/a           n/a           n/a           n/a
Without CDSC                                     5.22         16.55         15.05           n/a          n/a          14.92%

Lipper Growth & Income Funds Average***          3.04         15.32         18.32         15.76         20.66++       17.73+++

S&P 500***                                       9.22         28.58         24.06         19.21         29.00++       22.63+++


NET ASSET VALUE

                 DECEMBER 31, 1998       JUNE 30, 1998        DECEMBER 31, 1997
                 -----------------       -------------        -----------------
Class A              $15.77                 $16.36                $15.92
Class B               15.71                  16.31                 15.88
Class D               15.73                  16.32                 15.89


DIVIDEND AND CAPITAL GAIN INFORMATION
For the Year Ended December 31, 1998


                 DIVIDENDS
                   PAID                              CAPITAL GAIN
                   ----                              ------------
Class A           $0.282                Paid                          $2.468#
Class B            0.166                Undistributed Realized         0.191##
Class D            0.166                Unrealized                     4.098###


     Performance data quoted represent changes in price and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

----------
   * Returns for periods of less than one year are not annualized.

  ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

 *** The Lipper Growth &Income Funds Average and the S&P 500 are unmanaged benchmarks that assume investment of dividends. The Lipper Growth &Income Funds Average and the S&P 500 exclude the effect of fees and/or sales charges. The monthly performance of the Lipper Growth &Income Funds Average is used in the Performance Overview. Investors cannot invest directly in an index or an average.

   + The CDSC is 5% for periods of one year or less, and 3% since inception.

  ++ From April 30, 1996.

 +++ From April 30, 1993.

   # Includes $1.18 of undistributed realized capital gains from 1997, which were paid to shareholders on June 24, 1998.

  ## Represents net gain realized from November and December 1998, payable in 1999.

 ### Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 1998.

PORTFOLIO OVERVIEW


Diversification of Net Assets
December 31, 1998

                                                                                                         PERCENT OF NET ASSETS
                                                                                                              DECEMBER 31,
                                                                                                           ------------------
                                                        ISSUES           COST               VALUE          1998          1997
                                                        ------           ----               -----          ----          ----
COMMON STOCKS:
    Aerospace/Defense ...............................      1         $ 3,294,465        $ 4,690,000         0.5           0.9
    Automotive and Related ..........................      3          34,383,919         47,447,812         5.4           3.4
    Basic Materials .................................      1           4,413,475          4,473,750         0.5           0.8
    Business Services and Supplies ..................      2          23,812,859         35,420,000         4.0           0.6
    Capital Goods ...................................      1           8,683,765          7,703,125         0.9            --
    Chemicals .......................................      1           8,216,419          7,694,062         0.9           2.8
    Computer Goods and Services .....................     --                  --                 --          --           3.1
    Construction ....................................     --                  --                 --          --           0.7
    Consumer Goods and Services .....................      3          35,950,412         46,106,562         5.2           5.3
    Drugs and Health Care ...........................      5          46,097,965         69,610,312         7.9           7.8
    Electric and Gas Utilities ......................      5          52,325,457         61,368,126         7.0           3.4
    Electrical Equipment ............................     --                  --                 --          --           0.8
    Electronics .....................................      2          22,352,229         24,765,000         2.8           4.2
    Energy ..........................................      6          74,691,053         89,978,437        10.2           8.8
    Finance and Insurance ...........................     11          94,727,053        157,839,863        17.9          15.7
    Food ............................................      2          15,277,420         31,128,750         3.5           2.9
    Machinery and Industrial Equipment ..............      3          41,127,527         64,168,856         7.3           8.7
    Metals and Mining ...............................     --                  --                 --          --           0.5
    Paper and Packaging .............................      2          17,906,241         20,914,375         2.4           1.9
    Printing and Publishing .........................      1           3,266,337          5,623,750         0.7           0.6
    Retail Trade ....................................      1           9,428,316         12,980,625         1.5           2.1
    Technology ......................................     --                  --                 --          --           1.2
    Telecommunications ..............................      4          61,737,793         86,666,563         9.8           6.7
    Tobacco .........................................      1          23,421,083         29,425,000         3.3           4.0
    Transportation ..................................      1          11,899,967         11,882,813         1.3            --
    Miscellaneous/Diversified .......................      1          10,766,178         12,850,625         1.5           1.5
                                                         ---       -------------      -------------       -----         -----
                                                          57         603,779,933        832,738,406        94.5          88.4
SHORT-TERM HOLDINGS AND OTHER ASSETS
  LESS LIABILITIES                                         2          48,118,555         48,118,555         5.5          11.6
                                                         ---       -------------      -------------       -----         -----
NET ASSETS                                                59        $651,898,488       $880,856,961       100.0         100.0
                                                         ===       =============      =============       =====         =====

PORTFOLIO OVERVIEW

Largest Portfolio Changes
During Past Six Months


                                           SHARES
                                   ----------------------
                                                 HOLDINGS
ADDITIONS                          INCREASE      12/31/98
---------                          --------      --------
Chubb ..........................    140,000       140,000
Crown Cork &Seal ...............    250,000       250,000
DQE ............................    225,000       225,000
Electronic Data Systems ........    200,000       200,000
Ford Motor .....................    175,000       175,000
Fort James .....................    325,000       325,000
Harris .........................    240,000       240,000
Morgan (J.P.) ..................     70,000        70,000
PepsiCo ........................    275,000       275,000
Sonat ..........................    275,000       275,000



                                           SHARES
                                   ----------------------
                                                 HOLDINGS
REDUCTIONS                         DECREASE      12/31/98
----------                         --------      --------
Bristol-Myers Squibb ...........     90,000       100,000
Edison International ...........    375,000            --
Exxon ..........................    115,000       295,000
General Electric ...............    135,100       264,900
Marsh & McLennan ...............    270,000            --
Mobil ..........................    150,000       145,000
Penney (J.C.) ..................    160,000            --
St. PaulCompanies ..............    270,000            --
Texaco .........................    260,000            --
US WEST Communications
  Group ........................    320,000            --


Largest portfolio changes from previous period to current period are based on cost of purchases and proceeds from sales of securities.


Largest Industries
December 31, 1998


   [THE FOLLOWING TABLE WAS PRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]


                                      Percent of       Total Dollar
                                      Net Assets          Amount
                                      ----------       ------------
FINANCE AND INSURANCE                   17.90%         $157,839,863
ENERGY                                  10.20%         $ 89,978,437
TELECOMMUNICATIONS                       9.80%         $ 86,666,563
DRUGS AND HEALTH CARE                    7.90%         $ 69,610,312
MACHINERY AND INDUSTRIAL EQUIPMENT       7.30%         $ 64,168,856



Largest Portfolio Holdings
December 31, 1998



SECURITY                           VALUE
--------                        -----------
GTE                             $30,009,688
Philip Morris                    29,425,000
Ameritech                        27,885,000
General Electric                 27,036,356
DaimlerChrysler                  25,936,875
Bank of New York                 25,760,000
Xerox                            25,370,000
United Technologies              25,012,500
Merck                            22,891,562
Houston Industries               22,326,875

PORTFOLIO OF INVESTMENTS
December 31, 1998


                                       SHARES         VALUE
                                   ------------   ------------
COMMON STOCKS  94.5%
AEROSPACE/DEFENSE  0.5%
General Dynamics
   Diversified defense contractor      80,000      $ 4,690,000
                                                  ------------
AUTOMOTIVE AND
  RELATED  5.4%
DaimlerChrysler
   Manufacturer of automobiles,
   trucks, and related parts          270,000       25,936,875
Dana
   Manufacturer and distributor
   of products and systems
   for automotive and
   related industries                 275,000       11,240,625
Ford Motor
   Manufacturer and distributor
   of automobiles, trucks, and
   related parts                      175,000       10,270,312
                                                  ------------
                                                    47,447,812
                                                  ------------
BASIC MATERIALS  0.5%
Alcoa
   Manufacturer of containers          60,000        4,473,750
                                                  ------------
BUSINESS SERVICES
  AND SUPPLIES  4.0%
Electronic Data Systems
   Provider of management
   consulting and technology
   services                           200,000       10,050,000
Xerox
   Developer, manufacturer,
   and marketer of office
   automation products                215,000       25,370,000
                                                  ------------
                                                    35,420,000
                                                  ------------
CAPITAL GOODS  0.9%
Crown Cork & Seal
   Manufacturer of packaging
   products                           250,000        7,703,125
                                                  ------------
CHEMICALS  0.9%
duPont (E.I.) de Nemours
   Producer of chemicals              145,000        7,694,062
                                                  ------------
CONSUMER GOODS
  AND SERVICES  5.2%
Anheuser-Busch
   Brewery; theme park operator;
   manufacturer and recycler
   of aluminum beverage
   containers                         300,000       19,687,500


CONSUMER GOODS
  AND SERVICES (continued)
General Mills
   Manufacturer and marketer
   of consumer foods products         195,000     $ 15,161,250
PepsiCo
   Manufacturer and marketer
   of soft drinks and consumer
   products                           275,000       11,257,812
                                                  ------------
                                                    46,106,562
                                                  ------------
DRUGS AND
  HEALTH CARE  7.9%
Abbott Laboratories
   Developer and manufacturer
   of diversified health
   care products                      160,000        7,840,000
American Home Products
   Developer and manufacturer
   of pharmaceuticals, food,
   and housewares                     350,000       19,709,375
Baxter International
   Manufacturer and distributor
   of hospital and laboratory
   products                            90,000        5,788,125
Bristol-Myers Squibb
   Developer and manufacturer
   of health and personal
   care products                      100,000       13,381,250
Merck
   Developer and manufacturer
   of pharmaceuticals                 155,000       22,891,562
                                                  ------------
                                                    69,610,312
                                                  ------------
ELECTRIC AND GAS
  UTILITIES  7.0%
DQE
   Electric energy supplier           225,000        9,885,938
Houston Industries
   Worldwide energy provider          695,000       22,326,875
Sonat
   Energy company that
   operates in the exploration
   and production of oil and
   natural gas                        275,000        7,442,188
Unicom
   Electric utility                   280,000       10,797,500
The Williams Companies
   Transporter and producer
   of natural gas;
   telecommunications provider        350,000       10,915,625
                                                  ------------
                                                    61,368,126
                                                  ------------

----------
See footnotes on page 10.

PORTFOLIO OF INVESTMENTS
December 31, 1998


                                       SHARES         VALUE
                                   ------------   ------------
ELECTRONICS  2.8%
Harris
   Developer of electronic
   products and services              240,000    $   8,790,000
Raytheon (Class B)
   Producer of defense and
   commercial electronics             300,000       15,975,000
                                                  ------------
                                                    24,765,000
                                                  ------------
ENERGY  10.2%
BP Amoco (ADRs)
   (United Kingdom)
   Oil producer, refiner, and
   distributor                        175,000       15,684,375
Chevron
   Explorer, developer, and
   producer of crude oil
   and natural gas                    255,000       21,149,062
Exxon
   Explorer and producer
   of natural gas, oil, and
   petroleum products                 295,000       21,571,875
Mobil
   International oil enterprise       145,000       12,633,125
Royal Dutch Petroleum (Netherlands)
   Provider of international
   oil services                       280,000       13,405,000
Schlumberger
   Worldwide provider of
   energy services                    120,000        5,535,000
                                                  ------------
                                                    89,978,437
                                                  ------------
FINANCE AND
  INSURANCE  17.9%
American General
   Provider of insurance
   and annuity services               245,000       19,110,000
Bank of New York
   Commercial bank                    640,000       25,760,000
BankAmerica
   Commercial bank                    200,000       12,025,000
Chubb
   International holding company
   specializing in property and
   casualty insurance                 140,000        9,082,500
Citigroup
   Provider of investment
   services and insurance             290,000       14,355,000
Fannie Mae
   Provider of mortgage financing     215,000       15,910,000
Hartford Financial
   Services Group
   International insurance
   supplier                           250,000       13,718,750

Lincoln National
   Provider of life insurance and
   investment management
   services                           185,000       15,135,313
Mellon Bank
   Provider of financial
   services                           150,000       10,312,500
Morgan (J.P.)
   Provider of financial services      70,000        7,354,375
Washington Mutual
   Provider of financial services     394,800       15,076,425
                                                  ------------
                                                   157,839,863
                                                  ------------
FOOD  3.5%
ConAgra
   Producer and manufacturer
   of prepared foods and
   agricultural products              505,000       15,907,500
Sara Lee
   Manufacturer of processed
   foods and consumer products        540,000       15,221,250
                                                  ------------
                                                    31,128,750
                                                  ------------
MACHINERY AND
  INDUSTRIAL EQUIPMENT  7.3%
GATX
   Railcar leasing; equipment
   financing                          320,000       12,120,000
General Electric
   Supplier of industrial
   equipment and consumer
   products                           264,900       27,036,356
United Technologies
   Manufacturer of elevators,
   jet engines, flight systems,
   and automotive parts               230,000       25,012,500
                                                  ------------
                                                    64,168,856
                                                  ------------
PAPER AND PACKAGING  2.4%
Fort James
   Producer of paper and
   related products for consumer
   and industrial use                 325,000       13,000,000
Mead
   Manufacturer of paper,
   lumber, and wood products          270,000        7,914,375
                                                  ------------
                                                    20,914,375
                                                  ------------
PRINTING AND
  PUBLISHING  0.7%
Knight-Ridder Newspapers
   Newspapers; business
   information services               110,000        5,623,750
                                                  ------------

----------
See footnotes on page 10.

PORTFOLIO OF INVESTMENTS
December 31, 1998


                                       SHARES         VALUE
                                   ------------   ------------
RETAIL TRADE  1.5%
May Department Stores
   Department store operator          215,000     $ 12,980,625
                                                  ------------
TELECOMMUNICATIONS  9.8%
AT&T
   Provider of telecommunications
   services                           165,000       12,416,250
Ameritech
   Provider of telecommunications
   services                           440,000       27,885,000
GTE
   Provider of telephone services,
   systems, and equipment             445,000       30,009,688
SBC Communications
   Provider of telephone services     305,000       16,355,625
                                                  ------------
                                                    86,666,563
                                                  ------------
TOBACCO  3.3%
Philip Morris
   Manufacturer of tobacco
   products, food, and beverages      550,000       29,425,000
                                                  ------------
TRANSPORTATION  1.3%
Norfolk Southern
   Railroad holding company           375,000       11,882,813
                                                  ------------


                                    SHARES OR
                                    PRINCIPAL
                                      AMOUNT          VALUE
                                   ------------   ------------
MISCELLANEOUS/
  DIVERSIFIED  1.5%
AlliedSignal
   Producer of aerospace
   and automotive materials        290,000 shs.  $  12,850,625
                                                  ------------
TOTAL COMMON STOCKS
   (Cost $603,779,933)                             832,738,406
                                                  ------------
SHORT-TERM
  HOLDINGS  5.1%
Bank of Nova Scotia,
   Grand Cayman,
   Fixed Time Deposit,
   43/4%, 1/4/1999             $22,267,000          22,267,000
Republic National Bank of
  New York, Grand Cayman,
  Fixed Time Deposit,
   45/8%, 1/4/1999              22,268,000          22,268,000
                                                  ------------
TOTAL SHORT-TERM
  HOLDINGS
   (Cost $44,535,000)                               44,535,000
                                                  ------------
TOTAL INVESTMENTS  99.6%
   (Cost $648,314,933)                             877,273,406
OTHER ASSETS
  LESS LIABILITIES  0.4%                             3,583,555
                                                  ------------
NET ASSETS  100.0%                                $880,856,961
                                                  ============


----------
* Non-income producing security.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998

ASSETS:
Investments, at value:
  Common stocks (cost $603,779,933) ...................................................     $832,738,406
  Short-term holdings (cost $44,535,000) ..............................................       44,535,000              $ 877,273,406
                                                                                            ------------
Cash ...................................................................................................                    555,660
Receivable for Capital Stock sold ......................................................................                  3,551,188
Receivable for interest and dividends ..................................................................                  1,594,596
Investment in, and expenses prepaid to, shareholder service agent ......................................                    176,011
Other ..................................................................................................                     54,333
                                                                                                                      -------------
Total Assets ...........................................................................................                883,205,194
                                                                                                                      -------------

LIABILITIES:
Payable for Capital Stock repurchased ..................................................................                    921,470
Accrued expenses, taxes, and other .....................................................................                  1,426,763
                                                                                                                      -------------
Total Liabilities ......................................................................................                  2,348,233
                                                                                                                      -------------
Net Assets .............................................................................................              $ 880,856,961
                                                                                                                      =============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.50 par value; 500,000,000 shares authorized;
  55,866,036 shares outstanding):
  Class A ..............................................................................................              $  24,094,902
  Class B ..............................................................................................                  1,116,138
  Class D ..............................................................................................                  2,721,978
Additional paid-in capital .............................................................................                613,458,282
Distributions in excess of net investment income .......................................................                   (177,833)
Undistributed net realized gain ........................................................................                 10,684,958
Net unrealized appreciation of investments .............................................................                228,958,536
                                                                                                                      -------------
Net Assets .............................................................................................              $ 880,856,961
                                                                                                                      =============

NET ASSET VALUE PER SHARE:
Class A ($760,175,810 / 48,189,804 shares) .............................................................                     $15.77
                                                                                                                             ======
Class B ($35,073,233 / 2,232,277 shares) ...............................................................                     $15.71
                                                                                                                             ======
Class D ($85,607,918 / 5,443,955 shares) ...............................................................                     $15.73
                                                                                                                             ======

----------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998

INVESTMENT INCOME:
Dividends ............................................................................   $  21,888,191
Interest .............................................................................       2,549,508
                                                                                         -------------
Total Investment Income (net of foreign taxes withheld of $108,141) ...................................     $  24,437,699

EXPENSES:
Management fee .......................................................................       5,594,520
Distribution and service fees ........................................................       2,924,109
Shareholder account services .........................................................       1,241,294
Custody and related services .........................................................         175,589
Registration .........................................................................         137,555
Shareholder reports and communications ...............................................         136,745
Auditing and legal fees ..............................................................          88,474
Directors' fees and expenses .........................................................          21,901
Miscellaneous ........................................................................          33,102
                                                                                         -------------
Total Expenses ........................................................................................        10,353,289
                                                                                                            -------------
Net Investment Income .................................................................................        14,084,410

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments .....................................................     105,122,144
Net realized loss from foreign currency transactions .................................      (1,638,670)
Net change in unrealized appreciation of investments .................................      18,022,366
Net change in unrealized depreciation on translation of assets and
  liabilities denominated in foreign currencies ......................................       1,231,505
                                                                                         -------------
Net Gain on Investments and Foreign Currency Transactions .............................................       122,737,345
                                                                                                            -------------
Increase in Net Assets from Operations ................................................................     $ 136,821,755
                                                                                                            =============

----------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              YEAR ENDED DECEMBER 31,
                                                                                           ------------------------------
                                                                                                1998             1997
                                                                                           -------------    -------------
OPERATIONS:
Net investment income .................................................................    $  14,084,410    $  13,966,222
Net realized gain on investments ......................................................      105,122,144      135,910,283
Net realized loss from foreign currency transactions ..................................       (1,638,670)      (1,513,242)
Net change in unrealized appreciation of investments ..................................       18,022,366       19,276,740
Net change in unrealized appreciation/depreciation on translation of
   assets and liabilities denominated in foreign currencies ...........................        1,231,505       (2,113,562)
                                                                                           -------------    -------------
Increase in Net Assets from Operations ................................................      136,821,755      165,526,441
                                                                                           -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ............................................................................      (13,006,242)     (13,924,923)
   Class B ............................................................................         (301,403)        (164,161)
   Class D ............................................................................         (851,270)        (893,492)
Net realized gain on investments:
   Class A ............................................................................     (111,760,141)     (87,928,428)
   Class B ............................................................................       (4,472,471)      (1,905,117)
   Class D ............................................................................      (12,434,658)      (8,996,490)
                                                                                           -------------    -------------
Decrease in Net Assets from Distributions .............................................     (142,826,185)    (113,812,611)
                                                                                           -------------    -------------


                                                                     SHARES
                                                         ------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                                         ------------------------------
                                                              1998              1997
                                                         -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   Class A ............................................      1,075,908        1,308,404       17,690,194       21,242,046
   Class B ............................................        664,577          626,437       10,829,016       10,275,506
   Class D ............................................        542,815          653,126        8,937,844       10,523,717
Investment of dividends:
   Class A ............................................        467,206          473,066        7,430,217        7,757,656
   Class B ............................................         17,828            9,277          279,506          152,545
   Class D ............................................         49,412           50,194          779,902          821,894
Exchanged from associated Funds:
   Class A ............................................      8,129,002        5,617,352      129,536,299       89,701,736
   Class B ............................................        486,767          213,033        7,903,883        3,448,926
   Class D ............................................      3,098,173        2,927,353       49,213,928       48,648,056
Shares issued in payment of gain
 distributions:
   Class A ............................................      5,077,418        3,903,524       79,072,919       61,643,305
   Class B ............................................        271,666          114,620        4,204,415        1,797,496
   Class D ............................................        741,851          534,270       11,512,215        8,416,701
                                                         -------------    -------------    -------------    -------------
Total .................................................     20,622,623       16,430,656      327,390,338      264,429,584
                                                         -------------    -------------    -------------    -------------
Cost of shares repurchased:
   Class A ............................................     (4,342,402)      (3,842,001)     (70,858,055)     (62,421,380)
   Class B ............................................       (212,770)         (62,983)      (3,418,774)      (1,046,510)
   Class D ............................................       (971,678)        (800,763)     (15,746,103)     (12,923,435)
Exchanged into associated Funds:
   Class A ............................................     (8,352,447)      (5,397,178)    (132,655,143)     (86,520,445)
   Class B ............................................       (227,709)        (102,320)      (3,672,827)      (1,680,196)
   Class D ............................................     (3,108,165)      (2,573,135)     (49,277,507)     (43,101,112)
                                                         -------------    -------------    -------------    -------------
Total .................................................    (17,215,171)     (12,778,380)    (275,628,409)    (207,693,078)
                                                         -------------    -------------    -------------    -------------
Increase in Net Assets from Capital
   Share Transactions .................................      3,407,452        3,652,276       51,761,929       56,736,506
                                                         =============    =============    -------------    -------------

Increase in Net Assets ................................................................       45,757,499      108,450,336

NET ASSETS:
Beginning of year .....................................................................      835,099,462      726,649,126
                                                                                           -------------    -------------

End of Year (including distributions in excess of net investment income and
   undistributed net investment income of $(177,833) and $20,589, respectively) .......    $ 880,856,961    $ 835,099,462
                                                                                           =============    =============

----------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Multiple Classes of Shares -- Seligman Common Stock Fund, Inc. (the "Fund") offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. Security Valuation -- Investments in common stocks and convertible issues are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. Foreign Currency Transactions -- The books and records of the Fund are maintained in USdollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into USdollars at the rate of exchange prevailing on the respective dates of such transactions.

          The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c. Federal Taxes -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

d. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

e. Multiple Class Allocations -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 1998, distribution and service fees were the only class-specific expenses.

f. Distributions to Shareholders -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification

NOTES TO FINANCIAL STATEMENTS

     will have no effect on net assets, results of operations, or net asset value per share of the Fund.

     For the year ended December 31, 1998, the Fund redeemed 17,215,171 of its shares from shareholders aggregating $275,628,409, of which approximately $24,400,000 represents capital gain distributions. This information is provided for federal income tax purposes only.

3. Purchases and Sales of Securities -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 1998, amounted to $755,551,791 and $783,919,408, respectively.

     At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $232,238,319 and $3,279,846, respectively.

4. Management Fee, Distribution Services, and Other Transactions -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund's average daily net assets, 0.60% per annum of the next $1 billion of the Fund's average daily net assets, and 0.55% per annum of the Fund's average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.65% per annum of the Fund's average daily net assets.

     Prior to March 31, 1998, Seligman Henderson Co., an entity owned 50% each by the Manager and Henderson International, Inc., a subsidiary of Henderson plc, supervised and directed all or a portion of the Fund's foreign investments. For this service, the Manager paid Seligman Henderson Co. a monthly fee.

     Seligman Advisors, Inc. (the "Distributor") (formerly Seligman Financial Services, Inc.), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $58,596 from sales of Class A shares, after commissions of $449,760 were paid to dealers.

     The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1998, fees incurred under the Plan aggregated $1,818,756 or 0.24% per annum of the average daily net assets of Class A shares.

     Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the year ended December 31, 1998, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $276,947 and $828,406, respectively.

     The Distributor is entitled to retain any CDSC imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the year ended December 31, 1998, such charges amounted to $17,980.

     The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments

NOTES TO FINANCIAL STATEMENTS


from the Purchaser based on the value of Class Bshares sold. The aggregate amount of such payments retained by the Distributor, for the year ended December 31, 1998, amounted to $16,073.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1998, Seligman Services, Inc. received commissions of $25,939 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $459,344, pursuant to the Plan.

     Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $1,240,581 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $22,506.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have the deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1998, of $177,833 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5. Committed Line of Credit -- Effective July 1, 1998, the Fund entered into a joint $800 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

FINANCIAL HIGHLIGHTS


     The tables below are intended to help you understand each Class's financial performance for the past five years or from its inception, if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                                            CLASS A
                                                                 -------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                 -------------------------------------------------------------
                                                                    1998         1997         1996         1995         1994
                                                                 ---------    ---------    ---------    ---------    ---------
PER SHARE DATA:
Net Asset Value, Beginning of Year ...........................      $15.92       $14.89       $14.19       $12.12       $13.47
                                                                 ---------    ---------    ---------    ---------    ---------
Income from Investment Operations:
Net investment income ........................................        0.28         0.30         0.35         0.36         0.38
Net realized and unrealized gain (loss)
  on investments .............................................        2.32         3.18         1.81         3.00        (0.64)
Net realized and unrealized gain (loss)
  from foreign currency transactions .........................          --        (0.07)          --         0.01           --
                                                                 ---------    ---------    ---------    ---------    ---------
Total from Investment Operations .............................        2.60         3.41         2.16         3.37        (0.26)
                                                                 ---------    ---------    ---------    ---------    ---------
Less Distributions:
Dividends from net investment income .........................       (0.28)       (0.32)       (0.34)       (0.36)       (0.37)
Distributions from net realized capital gains ................       (2.47)       (2.06)       (1.12)       (0.94)       (0.72)
                                                                 ---------    ---------    ---------    ---------    ---------
Total Distributions ..........................................       (2.75)       (2.38)       (1.46)       (1.30)       (1.09)
                                                                 ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of Year .................................      $15.77       $15.92       $14.89       $14.19       $12.12
                                                                 =========    =========    =========    =========    =========

TOTAL RETURN:                                                        17.40%       23.58%       15.44%       28.17%       (1.89)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted) .......................    $760,176     $734,635     $656,260     $614,400     $510,956
Ratio of expenses to average net assets ......................        1.11%        1.13%        1.15%        0.93%        0.85%
Ratio of net income to average net assets ....................        1.73%        1.83%        2.36%        2.56%        2.93%
Portfolio turnover rate ......................................       93.67%      106.02%       56.10%       46.08%       57.17%

----------
See footnotes on page 18.

FINANCIAL HIGHLIGHTS

                                                                                CLASS B
                                                                 -----------------------------------
                                                                        YEAR ENDED
                                                                       DECEMBER 31,          4/22/96*
                                                                 ----------------------         TO
                                                                    1998         1997       12/31/96
                                                                 ---------    ---------    ---------
PER SHARE DATA:
Net Asset Value, Beginning of Period ........................       $15.88       $14.87       $14.80
                                                                 ---------    ---------    ---------
Income from Investment Operations:
Net investment income .......................................         0.16         0.17         0.15
Net realized and unrealized gain
  on investments ............................................         2.31         3.17         1.20
Net realized and unrealized gain (loss)
  from foreign currency transactions ........................           --        (0.07)          --
                                                                 ---------    ---------    ---------
Total from Investment Operations ............................         2.47         3.27         1.35
                                                                 ---------    ---------    ---------
Less Distributions:
Dividends from net investment income ........................        (0.17)       (0.20)       (0.16)
Distributions from net realized capital gains ...............        (2.47)       (2.06)       (1.12)
                                                                 ---------    ---------    ---------
Total Distributions .........................................        (2.64)       (2.26)       (1.28)
                                                                 ---------    ---------    ---------
Net Asset Value, End of Period ..............................       $15.71       $15.88       $14.87
                                                                 =========    =========    =========

TOTAL RETURN:                                                        16.48%       22.59%        9.21%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ....................      $35,073      $19,568       $6,451
Ratio of expenses to average net assets .....................         1.87%        1.89%        1.92%+
Ratio of net income to average net assets ...................         0.97%        1.07%        1.55%+
Portfolio turnover rate .....................................        93.67%      106.02%       56.10%++


                                                                                            CLASS D
                                                                 -------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                 -------------------------------------------------------------
                                                                     1998         1997         1996         1995         1994
                                                                 ---------    ---------    ---------    ---------    ---------
PER SHARE DATA:
Net Asset Value, Beginning of Year ..........................       $15.89       $14.87       $14.16       $12.07       $13.46
                                                                 ---------    ---------    ---------    ---------    ---------
Income from Investment Operations:
Net investment income .......................................         0.16         0.17         0.24         0.24         0.22
Net realized and unrealized gain (loss)
  on investments ............................................         2.32         3.18         1.80         3.00        (0.66)
Net realized and unrealized gain (loss)
  from foreign currency transactions ........................           --        (0.07)          --         0.01           --
                                                                 ---------    ---------    ---------    ---------    ---------
Total from Investment Operations ............................         2.48         3.28         2.04         3.25        (0.44)
                                                                 ---------    ---------    ---------    ---------    ---------
Less Distributions:
Dividends from net investment income ........................        (0.17)       (0.20)       (0.21)       (0.22)       (0.23)
Distributions from net realized capital gains ...............        (2.47)       (2.06)       (1.12)       (0.94)       (0.72)
                                                                 ---------    ---------    ---------    ---------    ---------
Total Distributions .........................................        (2.64)       (2.26)       (1.33)       (1.16)       (0.95)
                                                                 ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of Year ................................       $15.73       $15.89       $14.87       $14.16       $12.07
                                                                 =========    =========    =========    =========    =========

TOTAL RETURN:                                                        16.55%       22.66%       14.58%       27.17%       (3.24)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted) ......................      $85,608      $80,896      $63,938      $46,564      $14,416
Ratio of expenses to average net assets .....................         1.87%        1.89%        1.91%        1.72%        1.96%
Ratio of net income to average net assets ...................         0.97%        1.07%        1.61%        1.80%        1.68%
Portfolio turnover rate                                              93.67%      106.02%       56.10%       46.08%       57.17%

----------
 * Commencement of offering of shares.
 + Annualized.
++ For the year ended December 31, 1996.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
Seligman Common Stock Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Common Stock Fund, Inc. as of December 31, 1998, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Common Stock Fund, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
January 29, 1999

--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF 1998 DIVIDEND AND
GAIN DISTRIBUTIONS FOR TAXABLE ACCOUNTS

--------------------------------------------------------------------------------

The quarterly dividends paid to Class A, B, and D shareholders in 1998 are taxable as ordinary income for federal tax purposes, regardless of whether they were received in cash or in shares. Under the Internal Revenue Code, 77.34% of the dividends paid to Class A, B, and D shareholders has been designated as qualifying for the dividends received deduction available to corporate shareholders. In order to claim the dividends received deduction for these distributions, corporate shareholders must have held the Fund's shares for at least 46 days or more during the 90-day period beginning 45 days before each ex-dividend date.

A distribution of $1.180 per share, from net long-term gain realized on investments during the period November 1, 1997, to December 31, 1997, was paid on June 24, 1998, to Class A, B, and D shareholders. On November 23, 1998, a distribution of $1.288 per share from net long-term gain realized on investments in 1998, was paid to Class A, B and D shareholders. In 1997, Congress revised the capital gains provisions, so that depending on how long a security was owned when it was sold, investors may have been faced with a 28% capital gains rate, a 20% rate, or both. In October 1998, Congress simplified the capital gains provisions so that, generally, all gains on securities held more than one year are to be taxed at a maximum 20% rate. The distributions from net long-term gain are designated as "capital gain dividends" for federal income tax purposes and are taxable to shareholders in 1998 as a long-term gain from the sale of capital assets, no matter how long your shares have been owned or whether the distribution was paid in additional shares or cash. However, if shares on which a long-term capital gain distribution was received are subsequently sold, and such shares were held for six months or less, any loss on the sale would be treated as long-term to the extent it offsets the long-term capital gain distribution.

If the gain distributions were paid in shares, the per share cost basis for federal income tax purposes is $16.02 for Class A shares and $15.98 for Class B and D shares for the June 24 distribution, and $15.19 for Class A shares, $15.12 for Class B shares, and $15.13 for Class D shares for the November 23 distribution.

A 1998 year-end statement of account activity and a 1998 tax package, which may include a Form 1099-DIV, a Form 1099-B, and/or a Cost Basis Statement, have been mailed to each shareholder. Form 1099-DIVshows the distributions paid to the shareholder during the year. Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year. Cost Basis Statements report all sales or exchanges from a shareholder's account which may have resulted in a capital gain or loss in 1998. The information shown on Forms 1099-DIV and 1099-Bis reported to the Internal Revenue Service as required by federal regulations.

--------------------------------------------------------------------------------

BOARD OF DIRECTORS

--------------------------------------------------------------------------------

John R. Galvin 2, 4
Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, Raytheon Company

Alice S. Ilchman 3, 4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 2, 4
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

John E. Merow 2, 4
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm
Director, Commonwealth Industries, Inc.
Director, New York Presbyterian Hospital

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation
Chairman of the Board of Trustees, St. George's School

William C. Morris 1
Chairman
Chairman of the Board,
   J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3, 4
Retired Partner, Pitney, Hardin, Kipp & Szuch, Law Firm

James Q. Riordan 3, 4
Director, KeySpan Energy Corporation
Trustee, Committee for Economic Development
Director, Public Broadcasting Service

Richard R. Schmaltz 1
Managing Director, Director of Investments,
   J. & W. Seligman & Co. Incorporated
Trustee Emeritus, Colby College

Robert L. Shafer 3, 4
Retired Vice President, Pfizer Inc.

James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino 1
President
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Director, ICI Mutual Insurance Company

Director Emeritus
Fred E. Brown
Director and Consultant,
   J. & W. Seligman &Co. Incorporated

----------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee

--------------------------------------------------------------------------------

EXECUTIVE OFFICERS

--------------------------------------------------------------------------------

William C. Morris
Chairman

Brian T. Zino
President

Charles C. Smith, Jr.
Vice President

Lawrence P. Vogel
Vice President

Thomas G. Rose
Treasurer

Frank J. Nasta
Secretary

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

FOR MORE INFORMATION


Manager

J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017


General Counsel

Sullivan & Cromwell


Independent Auditors

Deloitte & Touche LLP


General Distributor

Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017


Shareholder Service Agent

Seligman Data Corp.
100 Park Avenue
New York, NY  10017


Important Telephone Numbers

(800) 221-2450    Shareholder Services
(800) 445-1777    Retirement Plan Services
(212) 682-7600    Outside the United States
(800) 622-4597    24-Hour Automated Telephone Access Service

--------------------------------------------------------------------------------

GLOSSARY OF FINANCIAL TERMS


Capital Gain Distribution -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

Capital Appreciation/Depreciation -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

Contingent Deferred Sales Charge (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSC expires after a fixed time period).

Dividend -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

Dividend Yield -- A measurement of a fund's dividend as a percentage of the maximum offering price.

Expense Ratio -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

Investment Objective -- The shared investment goal of a fund and its shareholders.

Management Fee -- The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Portfolio Turnover -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

Prospectus -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC Yield -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information -- A document that contains updated or more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Yield on Securities -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.


----------
Adapted from the Investment Company Institute's 1998 Mutual Fund Fact Book.

   This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Common Stock Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.



                            SELIGMAN ADVISORS, INC.
                                an affiliate of

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017


EQCS2  12/98                                     [LOGO]Printed on Recycled Paper